Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces Third Quarter 2017 Financial Results

Total revenue of $62.5 million grew 8% year-over-year

Employer revenue of $40.1 million grew 14% year-over-year

Charleston, S.C. – November 2, 2017 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits management software, today announced its third quarter 2017 financial results.

“Benefitfocus outperformed our third quarter profitability targets and our revenue came in at the high-end of our expectations,” said Shawn Jenkins, Co-Founder and Chief Executive Officer of Benefitfocus. “Our Q3 and year-to-date financial results demonstrate the inherent scale in our business and multi-year investment in operational excellence.”

Jenkins added, “As the only platform capable of serving both the employer and carrier segments we are uniquely positioned to take advantage of this massive market as the underlying fundamentals continue to strengthen.”

Third Quarter 2017 Financial Highlights

Revenue

•	Total revenue was $62.5 million, an increase of 8% compared to the third quarter of 2016.
•	Software services revenue was $53.1 million, an increase of 8% compared to the third quarter of 2016.
•	Professional services revenue was $9.3 million, an increase of 7% compared to the third quarter of 2016.
•	Employer revenue was $40.1 million, an increase of 14% compared to the third quarter of 2016.
•	Insurance Carrier revenue was $22.3 million, a decrease of 2% compared to the third quarter of 2016.

Net Loss

•

GAAP net loss was ($6.7) million, compared to ($8.6) million in the third quarter of 2016. GAAP net loss per share was ($0.21), based on 31.2 million basic and diluted weighted average common shares outstanding, compared to ($0.29) for the third quarter of 2016, based on 29.7 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•

Non-GAAP net loss was ($1.9) million, compared to ($4.1) million in the third quarter of 2016. Non-GAAP net loss per share was ($0.06), based on 31.2 million basic and diluted weighted average common shares outstanding, compared to ($0.14) for the third quarter of 2016, based on 29.7 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $5.1 million, compared to $1.1 million in the third quarter of 2016.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash, cash equivalents and marketable securities at September 30, 2017 totaled $54.6 million, compared to $59.4 million at the end of the second quarter of 2017.

Third Quarter and Recent Business Highlights

•	We ended the quarter with 903 large employer customers, up from 827 at the end of the year-ago period and 893 at the end of the second quarter of 2017.
•	We ended the quarter with 54 insurance carrier customers, up from 53 at the end of the year-ago period and the end of the second quarter of 2017.
•	We unveiled and made generally available the new Benefitfocus Consumer-Directed Healthcare Accounts and Benefitfocus COBRA Administration solutions.
•

We announced the Autumn Software Release which includes new enhancements designed to drive success before, during and after open enrollment. For employers, new capabilities were designed around open enrollment planning and performance as well as year-round benefits management. The new release also includes enhancements for insurance carriers, such as simplified dependent management, data accuracy and timeliness, and responsive automatic enrollment.

•	We opened a new office in Salt Lake City, UT. This office is primarily home to our Customer Success Organization team members.

Business Outlook

Based on information available as of November 2, 2017, Benefitfocus is providing guidance for the fourth quarter and full year 2017 as indicated below.

Fourth Quarter 2017:

•	Total revenue is expected to be in the range of $66.0 million to $67.0 million.
•

Non-GAAP net loss is expected to be in the range of ($2.5) million to ($1.5) million, or ($0.08) to ($0.05) per share, based on 31.3 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $4.5 million to $5.5 million.

Full Year 2017:

•	Total revenue is expected to be in the range of $256.0 million to $257.0 million.
•

Non-GAAP net loss is expected to be in the range of ($9.0) million to ($8.0) million, or ($0.29) to ($0.26) per share, based on 31.0 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $18.6 million to $19.6 million.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, November 2, 2017, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9039 (domestic) or (201) 689-8470 (international). A live webcast of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until November 9, 2017, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13672057.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) provides a leading cloud-based benefits management platform that simplifies how organizations and individuals shop for, enroll in, manage and exchange benefits. Every day leading employers, insurance companies and the consumers they serve rely on our platform to manage, scale and exchange benefits data seamlessly. In an increasingly complex benefits landscape, we bring order to chaos so our clients and their employees have access to better information, make better decisions and lead better lives. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating income (loss), net loss, net loss per common share and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating income (loss), net loss and net loss per share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, offering costs expensed, if any and costs not core to our business, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill and intangible assets, and costs not core to our business.  Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents  these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve profitability; fluctuations in our financial results; risks related to changing healthcare and other applicable regulations; our ability to maintain our culture, recruit and retain qualified personnel and effectively expand our sales force; general economic risks;  the immature and volatile market for our products and services; the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue	$62,453	$58,022	$189,972	$170,688
Cost of revenue (1)(2)	30,467	29,112	90,896	88,159
Gross profit	31,986	28,910	99,076	82,529
Operating expenses:(1)(2)
Sales and marketing	16,180	13,607	51,103	41,942
Research and development	12,568	14,081	37,222	43,276
General and administrative	6,853	7,746	20,487	24,415
Total operating expenses	35,601	35,434	108,812	109,633
Loss from operations	(3,615)	(6,524)	(9,736)	(27,104)
Other income (expense):
Interest income	55	25	129	117
Interest expense on building lease financing obligations	(1,864)	(1,704)	(5,585)	(5,130)
Interest expense on other borrowings	(1,254)	(262)	(3,526)	(691)
Other expense	9	(133)	(140)	(136)
Total other expense, net	(3,054)	(2,074)	(9,122)	(5,840)
Loss before income taxes	(6,669)	(8,598)	(18,858)	(32,944)
Income tax expense	5	5	10	15
Net loss	$(6,674)	$(8,603)	$(18,868)	$(32,959)
Comprehensive loss	$(6,674)	$(8,603)	$(18,868)	$(32,959)

Net loss per common share:
Basic and diluted	$(0.21)	$(0.29)	$(0.61)	$(1.12)
Weighted-average common shares outstanding:
Basic and diluted	31,181,141	29,651,230	30,974,116	29,442,023

(1) Stock-based compensation included in above line items:
Cost of revenue	$682	$754	$1,803	$2,072
Sales and marketing	1,319	886	3,575	2,356
Research and development	743	1,011	2,200	3,538
General and administrative	1,652	1,776	4,068	5,644

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$34	$37	$105	$111
Sales and marketing	12	10	38	30
Research and development	14	13	38	41
General and administrative	5	5	13	12

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of September 30, 2017	As of December 31, 2016
Assets
Current assets:
Cash and cash equivalents	$54,573	$56,853
Marketable securities	–	2,007
Accounts receivable, net	33,332	28,340
Accounts receivable, related party, net	–	4,626
Prepaid expenses and other current assets	5,417	4,449
Total current assets	93,322	96,275
Property and equipment, net	75,035	80,518
Intangible assets, net	215	408
Goodwill	1,634	1,634
Other non-current assets	1,014	1,575
Total assets	$171,220	$180,410
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$1,401	$5,829
Accrued expenses	8,979	10,867
Accrued compensation and benefits	11,926	17,347
Deferred revenue, current portion	32,649	35,426
Revolving line of credit, current portion	28,000	20,000
Financing and capital lease obligations, current portion	3,395	2,604
Total current liabilities	86,350	92,073
Deferred revenue, net of current portion	31,149	40,412
Revolving line of credit, net of current portion	32,246	20,246
Financing and capital lease obligations, net of current portion	56,132	57,934
Other non-current liabilities	2,304	3,056
Total liabilities	208,181	213,721
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at September 30, 2017 and December 31, 2016	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 31,195,653 and 30,429,014 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	31	30
Additional paid-in capital	350,667	335,059
Accumulated deficit	(387,659)	(368,400)
Total stockholders' deficit	(36,961)	(33,311)
Total liabilities and stockholders' deficit	$171,220	$180,410

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities
Net loss	$(18,868)	$(32,959)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	11,848	9,619
Stock-based compensation expense	11,646	13,610
Interest accrual on financing obligation	5,623	5,130
Loss on disposal or impairment of property and equipment	157	140
Provision for doubtful accounts	142	287
Changes in operating assets and liabilities:
Accounts receivable, net	(508)	(1,655)
Accrued interest on short-term investments	7	217
Prepaid expenses and other current assets	(968)	465
Other non-current assets	561	142
Accounts payable	(4,343)	(3,844)
Accrued expenses	(2,152)	4,726
Accrued compensation and benefits	(5,422)	(3,460)
Deferred revenue	(12,040)	(13,819)
Other non-current liabilities	(751)	538
Net cash and cash equivalents used in operating activities	(15,068)	(20,863)
Cash flows from investing activities
Purchases of short-term investments held to maturity	–	(2,004)
Proceeds from maturity of short-term investments held to maturity	2,000	37,725
Purchases of property and equipment	(6,151)	(10,861)
Net cash and cash equivalents (used in) provided by investing activities	(4,151)	24,860
Cash flows from financing activities
Draws on revolving line of credit	81,000	64,000
Payments on revolving line of credit	(61,000)	(59,000)
Proceeds from exercises of stock options and ESPP	3,572	2,118
Remittance of taxes upon vesting of restricted stock units	–	(202)
Payments on financing and capital lease obligations	(6,633)	(8,187)
Net cash and cash equivalents provided by (used in) financing activities	16,939	(1,271)
Net (decrease) increase in cash and cash equivalents	(2,280)	2,726
Cash and cash equivalents, beginning of period	56,853	48,074
Cash and cash equivalents, end of period	$54,573	$50,800

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$878	$856
Property and equipment purchased with financing and capital lease obligations	$—	$2,233
Post contract support purchased with financing obligations	$—	$1,048

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$31,986	$28,910	$99,076	$82,529
Amortization of acquired intangible assets	34	37	105	111
Stock-based compensation expense	682	754	1,803	2,072
Total net adjustments	716	791	1,908	2,183
Non-GAAP gross profit	$32,702	$29,701	$100,984	$84,712

Reconciliation from Operating Loss to Non-GAAP Operating Income (Loss):
Operating loss	$(3,615)	$(6,524)	$(9,736)	$(27,104)
Amortization of acquired intangible assets	65	65	194	194
Stock-based compensation expense	4,396	4,427	11,646	13,610
Costs not core to our business	359	—	480	—
Total net adjustments	4,820	4,492	12,320	13,804
Non-GAAP operating income (loss)	$1,205	$(2,032)	$2,584	$(13,300)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(6,674)	$(8,603)	$(18,868)	$(32,959)
Depreciation	3,053	2,482	9,245	7,344
Amortization of software development costs	785	762	2,409	2,081
Amortization of acquired intangible assets	65	65	194	194
Interest income	(55)	(25)	(129)	(117)
Interest expense on building lease financing obligations	1,864	1,704	5,585	5,130
Interest expense on other borrowings	1,254	262	3,526	691
Income tax expense	5	5	10	15
Stock-based compensation expense	4,396	4,427	11,646	13,610
Costs not core to our business	359	—	480	—
Total net adjustments	11,726	9,682	32,966	28,948
Adjusted EBITDA	$5,052	$1,079	$14,098	$(4,011)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(6,674)	$(8,603)	$(18,868)	$(32,959)
Amortization of acquired intangible assets	65	65	194	194
Stock-based compensation expense	4,396	4,427	11,646	13,610
Costs not core to our business	359	—	480	—
Total net adjustments	4,820	4,492	12,320	13,804
Non-GAAP net loss	$(1,854)	$(4,111)	$(6,548)	$(19,155)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(1,854)	$(4,111)	$(6,548)	$(19,155)

Weighted average shares outstanding - basic and diluted	31,181,141	29,651,230	30,974,116	29,442,023
Shares used in computing non-GAAP net loss per share - basic and diluted	31,181,141	29,651,230	30,974,116	29,442,023
Non-GAAP net loss per common share - basic and diluted	$(0.06)	$(0.14)	$(0.21)	$(0.65)

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Guidance Ranges

(in millions, except per share data)

	Fourth Quarter 2017		Full Year 2017
	Range		Range
	Low	High	Low	High
Reconciliation from Net Loss Guidance to Adjusted EBITDA Guidance:
Net loss - Guidance range	$(8.0)	$(7.0)	$(26.9)	$(25.9)
Depreciation and amortization	4.1	4.1	16.0	16.0
Interest income	—	—	—	—
Interest expense	3.0	3.0	12.0	12.0
Income tax expense	—	—	—	—
Stock-based compensation expense	5.0	5.0	16.7	16.7
Costs not core to business	0.4	0.4	0.8	0.8
Total net adjustments	12.5	12.5	45.5	45.5
Adjusted EBITDA - Guidance range	$4.5	$5.5	$18.6	$19.6

Reconciliation from Net Loss Guidance to Non-GAAP Net Loss Guidance:
Net loss - Guidance range	$(8.0)	$(7.0)	$(26.9)	$(25.9)
Amortization of acquired intangible assets	0.1	0.1	0.4	0.4
Stock-based compensation expense	5.0	5.0	16.7	16.7
Costs not core to business	0.4	0.4	0.8	0.8
Total net adjustments	5.5	5.5	17.9	17.9
Non-GAAP net loss - Guidance range	$(2.5)	$(1.5)	$(9.0)	$(8.0)

Calculation of Non-GAAP Earnings Per Share Guidance:
Non-GAAP net loss - Guidance range	$(2.5)	$(1.5)	$(9.0)	$(8.0)

Weighted average shares outstanding - basic and diluted	31.3	31.3	31.0	31.0
Shares used in computing non-GAAP net loss per share - basic and diluted	31.3	31.3	31.0	31.0
Non-GAAP net loss per common share - basic and diluted	$(0.08)	$(0.05)	$(0.29)	$(0.26)